FIRSTAR FUNDS, INC.

Short-Term Bond Market Fund                 Balanced Income Fund                Special Growth Fund
Intermediate Bond Market Fund               Balanced Growth Fund                MidCap Index Fund
Bond IMMDEXTM Fund                          Growth and Income Fund              Emerging Growth Fund
Tax-Exempt Intermediate Bond Fund           Equity Index Fund                   MicroCap Fund
                                            Growth Fund                         Core International Equity Fund
                                                                                International Equity Fund

                                 March 17, 2000

              Supplement to the Statement of Additional Information
                               dated March 1, 2000

The third paragraph under the heading regarding Small Companies and Unseasoned Issuers on page 37 is replaced by the following:

SMALL COMPANIES AND UNSEASONED ISSUERS

         Securities of unseasoned companies, that is, companies with less than three years of continuous operation, which present risks considerably greater than do common stocks of more established companies, may be acquired from time to time by the Special Growth Fund, Emerging Growth Fund, MicroCap Fund and Core International Equity Fund when the Adviser or Sub-Adviser, respectively, believes such investments offer possibilities of attractive capital appreciation.